UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

[X]  Filed by the Registrant

[   ]  Filed by a Party other than the Registrant

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]  Definitive Information Statement

ZETA CORPORATION

(Name of Registrant As Specified In Its Charter)

Commission File Number: 0-29819

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:

Common ($0.001 Par Value)  Preferred ($0.10 Par Value)

2)    Aggregate number of securities to which transaction applies:

56,613,332 Shares of Common, 1,000,000 Shares of Preferred

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________

4)    Proposed maximum aggregate value of transaction:_________

5)    Total fee paid:_______________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for  which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:______________________________

2)    Form, Schedule or Registration Statement No.:____________

3)    Filing Party:________________________________________

4)    Date Filed:_________________________________________

ZETA CORPORATION

1628 West 1st Avenue, Suite 216

Vancouver, British Columbia, Canada V6J 1G1

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF MAJORITY

SHAREHOLDERS

Dear Shareholders:

    We are writing to advise you that Zeta Corporation will change its name to HepaLife Technologies, Inc. The name change was approved on April 17th, 2003, by unanimous approval of our Board of Directors. In addition, shareholders holding a majority of our outstanding common stock approved the name change by written consent in lieu of a meeting on April 17th, 2003, in accordance with the relevant sections of Florida corporation law. The new name more accurately reflects the Company’s business.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about April 24th, 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY.

  By order of the Board of Directors,

By: /s/ Harvinder Dhaliwal

        Harvinder Dhaliwal

        Director, Secretary & Treasurer

Vancouver, British Columbia, Canada

April 24th, 2003

ZETA CORPORATION

1628 West 1st Avenue, Suite 216

Vancouver, British Columbia, Canada V6J 1G1

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

MAJORITY OF SHAREHOLDERS

    We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of a majority of our shareholders on April 17th, 2003, in accordance with the relevant Sections of Florida corporation law. This action was taken by 1 person or entity which collectively owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

    This information statement is being mailed on or about April 24th, 2003 to shareholders of record on April 18th, 2003. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

    On April 17th, 2003, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our corporate name to "HepaLife Technologies, Inc." Also, on April 17th, 2003, one shareholder owning in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

    Our Board of Directors believes it is desirable to change the name of the Company to "HepaLife Technologies, Inc." in order to more accurately reflect the Company’s business.

DISSENTER'S RIGHTS

    Each holder of the Company’s Common Stock who dissents to the amendments to the Articles of Incorporation and who satisfies certain other conditions is entitled to payment of the fair value of his or her shares, as set forth in Sections 607.1301, 607.1302 and 607.1320 of the Florida Act (the “Dissenters’ Rights Statutes”).

    The following is a summary of the Dissenters’ Rights Statutes which sets forth the procedures for dissenting from the amendments to the Articles of Incorporation, demanding payment of fair value and for the determination of fair value. This summary is qualified in its entirety by reference to the full text of the Dissenters’ Rights Statutes. THIS SUMMARY AND THE DISSENTERS’ RIGHTS STATUTES SHOULD BE REVIEWED CAREFULLY BY ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS OR HER STATUTORY RIGHTS AS A DISSENTER OR WHO DESIRES TO PRESERVE HIS OR HER RIGHT TO DO SO, SINCE FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH IN THE DISSENTERS’ RIGHTS STATUTES WILL RESULT IN THE LOSS OF DISSENTERS’ RIGHTS.

    Holders of the Company’s Common Stock who desire to exercise their rights as dissenters must satisfy all of the following conditions. Not later than 10 days after the approval of the amendments to the Articles of Incorporation, the Company must deliver written notice of such approval to all shareholders, excepting any who consented in writing to the amendments to the Articles of Incorporation. Within 20 days after the date on which the Company delivers such written notice, any shareholder who elects to dissent must file with the Company a notice of such election, stating his or her name and address, the number of shares as to which he dissents, and a demand for payment of the fair value of his or her shares (a “Dissent Election”). Any shareholder filing a Dissent Election must deposit his or her stock certificates with the Company simultaneously with filing the Dissent Election. Any shareholder failing to timely file such Dissent Election will be bound by the terms of the amendments to the Articles of Incorporation. A Dissent Election may be withdrawn at any time before an offer is made by the Company to pay for the dissenting shares, as described below.

    Within 10 days after the expiration of the period in which shareholders may file their Dissent Election, the Company is required to make a written offer to each dissenting shareholder who has timely filed a Dissent Election to pay the fair value of the dissenting shares. Such offer must be accompanied by certain financial information regarding the Company. Under the Dissenters’ Rights Statues, “fair value” means the value of the shares as of the close of business on the day prior to the approval of the amendments to the Articles of Incorporation, excluding any appreciation or depreciation in anticipation of the amendments to the Articles of Incorporation unless exclusion would be inequitable. If the Company’s offer is accepted within 30 days after it is made, the Company will pay for such dissenting shares within 90 days after the offer is made or the Effective Date, whichever is later. Upon such payment, the dissenting shareholder will have no interest in such shares.

    If the Company fails to make a written offer within the required time period or if such offer is not accepted within 30 days after it is made, the Company must file an action in a court of competent jurisdiction in Broward County, Florida requesting that the fair value of the dissenting shares be determined, upon receipt of a written demand from any dissenting shareholder given within 60 days of the Effective Date, and may file such action at its election during such 60 day period. If the Company fails to file such action, any dissenting shareholder may do so in the name of the Company.

    A shareholder may assert dissenters’ rights as to fewer than all of the shares of the Company’s Common Stock registered in his or her name.

    THE COMPANY WILL NOT FURNISH ANY NOTICE TO SHAREHOLDERS OF THE DATES BY WHICH SHAREHOLDERS MUST MAKE WRITTEN DEMAND, FURNISH STOCK CERTIFICATES OR TAKE ANY OTHER ACTION NECESSARY TO MAINTAIN THEIR RIGHTS AS DISSENTERS.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of Zeta Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 18th , 2003, except as noted in the footnotes below, by:

    - Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

    - Each of our executive officers;

    - Each of our directors; and

    - All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of April 18th, 2003, are deemed outstanding even if they have not actually been exercised.

    Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 18th, 2003, 56,613,332 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table:

     Percent of

Name and Address

Common Shares

Ownership

Harmel S. Rayat (1)

      47,203,332

    83%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harmel S. Rayat (2)

        5,500,000

    10%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Jeet Sidhu (3)

           750,000

    1.3%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Harvinder Dhaliwal (4)

             75,000

    0.1%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Directors and Executive Officers

      53,528,332

    95%

as a group (3 persons)

(1) Includes 1,900,000 shares and 1,900,000 share purchase warrants held by Mr. Harmel S. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares and share purchase warrants. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) Includes 5,500,000 stock options granted on February 10th, 2003, which may be acquired pursuant to options granted and exercisable under the Company's stock option plans.

(3) Includes 750,000 stock options granted on February 10th, 2003, which may be acquired pursuant to options granted and exercisable under the Company's stock option plans.

(4) Includes 75,000 stock options granted on February 10th, 2003, which may be acquired pursuant to options granted and exercisable under the Company's stock.